UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2025
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HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2025, Health Catalyst, Inc. (the “Company”) issued a press release relating to its financial results for the quarter ended June 30, 2025. A copy of the press release and the Q2 2025 earnings release summary are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are each incorporated herein by reference.

The foregoing information (including Exhibits 99.1 and 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Retirement Announcement

On August 5, 2025, Dan Burton informed the board of directors of the Company (the “Board”) of his plan to retire as the Company’s Chief Executive Officer and principal executive officer, effective June 30, 2026. We expect Mr. Burton will continue to serve on the Board. Mr. Burton’s planned retirement is not the result of any disagreement or conflict with the Company. The Company will conduct a search to identify a successor Chief Executive Officer.

Board Appointment

On August 5, 2025, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, appointed Justin Spencer to the Board, effective September 1, 2025. Mr. Spencer was appointed to fill a newly created vacant Board seat due to the expansion of the Board from seven (7) to eight (8) directors, also effective September 1, 2025. Mr. Spencer will serve as a Class I director and a member of the Audit Committee of the Board (the “Audit Committee”) until the 2026 annual meeting of stockholders, and until his successor is duly elected and qualified, or until his earlier resignation, death, or removal.

Mr. Spencer will receive cash and equity compensation pursuant to the Company’s non-employee director compensation policy (the “Non-Employee Director Compensation Policy”). Mr. Spencer will receive a pro-rated $45,000 annual cash retainer in connection with his service on the Board and a pro-rated $10,000 cash retainer in connection with his service on the Audit Committee, in each case paid in quarterly installments. Mr. Spencer will receive an initial award of restricted stock units of the Company having a value of $225,000, vesting in three equal installments on each anniversary of Mr. Spencer’s service on the Board. The Company will also reimburse Mr. Spencer for all reasonable and documented travel and lodging expenses associated with Mr. Spencer’s attendance at Board and Audit Committee meetings pursuant to the terms of the Non-Employee Director Compensation Policy. Mr. Spencer will also enter into the Company’s standard form indemnification agreement.

Mr. Spencer is the Chief Financial Officer of Eko Health Inc., a company that provides technology to clinicians for early detection of heart and lung disease, and joined the company in December 2024. From July 2021 through June 2024, Mr. Spencer and his wife served as full-time voluntary mission leaders for the Church of Jesus Christ of Latter-day Saints. From August 2014 to June 2021, Mr. Spencer was the Chief Financial Officer of Vocera Communications (“Vocera”), which was a publicly traded healthcare technology company that provided digital communication and workflow technology for hospitals, prior to its acquisition by Stryker. Prior to joining Vocera, from September 2008 to November 2013, he served as Chief Financial Officer and Executive Vice President of Finance and Administration at Symmetricom Inc., a then publicly traded company specialized in high-precision timekeeping tools, where he led finance, investor relations, legal and information technology activities. From November 2002 to June 2008, Mr. Spencer worked at Covad Communications Group (“Covad”), a then publicly traded company that provided voice and data communications products and services, overseeing finance, accounting, human resources and corporate development. While at Covad, he served as Executive Vice President and Chief Financial Officer as well as Vice President of Finance, Corporate Development and Investor Relations. Between 2016 and 2019, Mr. Spencer also served as a member of the board of directors for iPass Inc., a publicly traded technology company, and served as its Audit Committee Chair and a member of its Compensation Committee. Mr. Spencer holds a Bachelor’s degree in Accounting from the University of Utah and an MBA from The Wharton School of Business.

Since the beginning of the Company’s last fiscal year through the present, there have been no other transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Mr. Spencer had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Spencer and any other person pursuant to which Mr. Spencer was selected as a director of the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to our chief executive officer transition and director appointment, and the timing of the foregoing. Any forward-looking statements contained in this Current Report on Form 8-K are based upon the Company’s historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties, and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including, without limitation, the risk of adverse and unpredictable macro-economic conditions, risks related to executive and director transitions, and the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10‑K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. The Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#**	Form of Indemnification Agreement, between Health Catalyst, Inc. and each of its executive officers

10.2#***	Non-Employee Director Compensation Policy

99.1*	Health Catalyst, Inc. press release for quarterly financial results, dated August 7, 2025

99.2*	Q2 2025 Earnings Release Summary

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.
** Incorporated by reference to Exhibit 10.18 to the Form S-1 filed June 27, 2019.
*** Incorporated by reference to Exhibit 10.1 to the Form 10-K/A filed April 30, 2025.
# Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: August 7, 2025	By:	/s/ Jason Alger
Jason Alger

Chief Financial Officer